EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of April, 1999.

                                   /s/ DR. LAWRENCE CHIMERINE
                                       Dr. Lawrence Chimerine

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 29th day of April, 1999.


                                /s/ DAVID M. GOLUSH
                                    David M. Golush

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of April, 1999.


                                   /s/ PAUL M. HORVITZ
                                       Paul M. Horvitz

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of April, 1999.


                             /s/ ALAN E. MASTER
                                 Alan E. Master

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 29th day of April, 1999.


                                /s/ LEWIS S. RANIERI
                                    Lewis S. Ranieri

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of April, 1999.


                                /s/ SALVATORE A. RANIERI
                                    Salvatore A. Ranieri

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 30th day of April, 1999.


                               /s/ SCOTT A. SHAY
                                   Scott A. Shay

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of April, 1999.


                                /s/ PATRICIA A. SLOAN
                                    Patricia A. Sloan

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 28th day of April, 1999.


                                /s/ MICHAEL S. STEVENS
                                    Michael S. Stevens

                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of April, 1999.


                                /s/ KENRICK R. WILSON III
                                    Kenrick R. Wilson III

                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration on one or more Forms S-8 under the Securities Act of 1933, as amended, by Bank United Corp., a Delaware corporation (the "Company") and/or Bank United (the "Bank"), relating to the offering to participants in the 401(k) Retirement Savings Plan ("Plan") of the Bank, of shares of the Company's Class A Common Stock, including the related interests in the Plan, the undersigned director of the Company hereby constitutes and appoints each of Barry C. Burkholder and Jonathon K. Heffron, with full power to act without the other, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-8 relating to such securities and any amendments or post-effective amendments thereto and file the same with Securities and Exchange Commission and/or the U.S. Office of Thrift Supervision and to sign and file all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, thereby ratifying and confirming all that the sale attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 27th day of April, 1999.


                                /s/ ANTHONY J. NOCELLA
                                    Anthony J. Nocella